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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                                                                        July 1, 2003
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                                          Preliminary Structural and Collateral Term Sheet
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                                          $395,000,000 (approximate) of Senior Certificates
                                                Chase Manhattan Mortgage Corporation
                                                            Chase 2003-S7
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              Features of the Transaction                                                   Key Terms
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o   Offering consists of approximately $395,000,000            Issuer:                         Chase 2003-S7
    senior certificates - with a Certificate Rate of           Underwriter:                    Goldman, Sachs & Co.
    4.75%, all expected to be rated AAA by 2 of the
    following 3 rating agencies: S&P, Moody's and              Depositor:                      Chase Manhattan Mortgage Corporation
    Fitch.
                                                               Master Servicer:                Chase Manhattan Mortgage Corporation
o   The expected amount of credit support for the              Trustee:                        Citibank, N.A.
    senior certificates is 1.3% +/- 0.50% in the form          Type of Issuance:               Public
    of subordination with a shifting interest structure        Servicer Advancing:             Yes, subject to recoverability
    and a five year prepayment lockout.                        Compensating Interest:          Yes, to the extent of 1/12th of
                                                                                               12.5 bps per annum in compensating
o   All collateral for the Certificates consists of                                            interest for full and partial
    single family, fixed-rate residential first-lien                                           prepayments
    mortgages of no more than 15 years to original             Legal Investment:               The senior certificates are
    maturity, originated or acquired by Chase Manhattan                                        expected to be SMMEA eligible at
    Mortgage Corporation.                                                                      settlement
                                                               Interest Accrual:               Prior calendar month
o   The amount of senior certificates is approximate           Clean Up Call:                  10% of the Cut-off Date principal
    and may vary by up to 5%.                                                                  balance of the Mortgage Loans
                                                               ERISA Eligible:                 Underwriter's exemption may apply
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      Preliminary Mortgage Pool Data (approximate)                                             prospective purchasers should
-------------------------------------------------------                                        consult their own counsel
                                    Track 1                    Tax Treatment:                  REMIC; senior certificates are
Total Outstanding Principal                $400,000,000                                        regular interests
Balance:                                                       Structure:                      Senior/Subordinate; shifting
Number of Mortgage Loans:                           748                                        interest with a five year
Average Principal Balance of                   $535,000                                        prepayment lockout to subordinate
the Mortgage Loans:                                                                            certificates
Weighted Average Annual                    5.41%+/-5bps        Expected Subordination:         1.3% +/- 0.50%
Mortgage Interest Rate:                                        Rating Agencies:                2 of 3: Fitch, Moody's and S & P.
Weighted Average Maturity:                          178        Minimum Denomination:           Senior certificates - $25,000
Weighted Average Seasoning:                           1        Delivery:                       Senior certificates - DTC
Weighted Average Original                           60%        ---------------------------------------------------------------------
Loan-To-Value Ratio:                                                                        Time Table
Owner Occupied:                                     90%        ---------------------------------------------------------------------
Cash-out Refinance:                                 27%        Expected Settlement:                                 July 29, 2003
Average FICO:                                       735        Cut-off Date:                                         July 1, 2003
Geographic Distribution:                        CA: 40%        First Distribution Date:                           August 25, 2003
Type of Dwelling:           Single-Family Dwelling: 90%        Distribution Date:                       25th or next business day


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and
Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
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